EXECUTION VERSION REGISTRATION RIGHTS AGREEMENT This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of April 1, 2025 by and between Celsius Holdings, Inc., a Nevada corporation (the “Company”), Alani Holdings, LLC (“Holdco”), Max Clemons (“MC”) and Trey Steiger (“TS”). RECITALS WHEREAS, the Company, Alani Nutrition LLC and certain other parties entered into the Membership Interest Purchase Agreement, dated as of February 20, 2025 (as amended from time to time, the “Membership Interest Purchase Agreement”), pursuant to which the Company acquired the membership interests of Alani Nutrition LLC from Holdco in exchange for cash and newly issued, unregistered shares of Common Stock of the Company; and WHEREAS, as a condition to the obligations of the Company and the Alani Parties (as defined in the Membership Interest Purchase Agreement) under the Membership Interest Purchase Agreement, the Company, Holdco, MC and TS are entering into this Agreement for the purpose of granting certain registration and other rights to the Holders. AGREEMENT NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows: ARTICLE I DEFINITIONS Section 1.1 Certain Definitions. As used in this Agreement, capitalized terms not otherwise defined herein shall have the meanings ascribed to them below: “Affiliate” means, with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person. “Business Day” means any day that is not a Saturday, Sunday or other day on which banks are required or authorized by law to be closed in The City of New York. “Common Stock” means the common stock, par value $0.001 per share, of the Company. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “FINRA” means the Financial Industry Regulatory Authority, Inc. “Holder” or “Holders” means (i) Holdco, (ii) each of MC and TS, solely to the extent that Holdco distributes any of the Registrable Securities to either of them in accordance with the Membership Interest Purchase Agreement, (iii) any controlled Affiliate of any of the foregoing who shall acquire and hold Registrable Securities in compliance with Sections 2.7 and 2.9 of the Membership Interest Purchase Agreement and be assigned the rights and obligations hereunder in respect of such Registrable Securities in accordance with Section 4.8 of this Agreement (but only for so long as such transferee shall remain a controlled Affiliate of any of the foregoing) and (iv) in respect of each of MC and TS only, any of their respective legal representatives, heirs or beneficiaries who shall acquire and hold Registrable Securities by will, other testamentary document or intestate succession in compliance with Sections 2.7 and 2.9 of the Membership Interest Purchase Agreement and be assigned the rights and obligations hereunder in respect of such Registrable Securities in accordance with Section 4.8 of this Agreement.

2 “Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities. “Majority Participating Holders” means Participating Holders holding more than 50% of the Registrable Securities proposed to be included in any offering of Registrable Securities by such Participating Holders. “Participating Holder” means a Holder who shall have properly submitted a written request for inclusion of such Holder’s Registrable Securities in a registration pursuant to Section 2.1 or Section 2.2 hereof. “Person” means any individual, corporation, partnership, limited liability company, limited liability partnership, syndicate, person, trust, association, organization or other entity or any governmental or regulatory body or other agency or authority or political subdivision thereof, including any successor, by merger or otherwise, of any of the foregoing. “Registrable Securities” means the 22,451,224 shares of Common Stock issued to Holdco (which may be subsequently distributed to MC and TS) pursuant to the Membership Interest Purchase Agreement, and any shares of Common Stock issued or issuable in exchange for or with respect to such Common Stock by way of a stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, consolidation or other reorganization or otherwise; provided, however, that such shares will cease to be Registrable Securities upon the earlier of (a) when such securities shall have been sold or transferred in accordance with an effective registration statement under the Securities Act and/or a prospectus supplement filed thereunder, (b) when such shares shall have been sold or transferred by a Holder pursuant to Rule 144 (or any successor provision) or another applicable exemption from registration, (c) the date on which such securities have ceased to be outstanding and (d) the date that is five and a half (5.5) years following the date of this Agreement. “Registration Expenses” means all fees and expenses incurred in connection with the Company’s performance of or compliance with the provisions of Article II, including, without limitation: (i) all registration, listing, qualification and filing fees (including FINRA filing fees); (ii) fees and expenses of compliance with state securities or “blue sky” laws (including counsel fees in connection with the preparation of a blue sky and legal investment survey and FINRA filings); (iii) printing and copying expenses; (iv) messenger and delivery expenses; (v) expenses incurred in connection with any road show; (vi) fees and disbursements of counsel for the Company; (vii) in the case of a registration or offering pursuant to Section 2.1(a), 2.1(b) or 2.2, the reasonable fees and disbursements of one counsel for the Participating Holder(s) selected by the Majority Participating Holders, not to exceed $25,000 per transaction; (viii) fees and disbursements of the Company’s independent public accountants, including the expenses of any audit or “comfort” letter, and fees and expenses of other persons, including special experts, retained by the Company; (ix) underwriter fees, excluding discounts and commissions, and any other expenses which are customarily borne by the issuer of securities in a public equity offering; and (x) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties). “SEC” means the Securities and Exchange Commission. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

3 ARTICLE II REGISTRATION RIGHTS Section 2.1 Resale Registration; Underwritten Takedown. (a) The Company agrees that, no later than 240 days following the date hereof (the “Filing Deadline”), the Company will file with the SEC a registration statement on Form S-3, or in the event that Form S-3 is not available, the Company shall file with the SEC a registration on such other form as is available to it (the “Resale Registration Statement”), covering the resale of the Registrable Securities and the Company shall use its commercially reasonable efforts to cause the Resale Registration Statement to be declared effective by the SEC as soon as reasonably practicable after the filing thereof but, in any event, no later than the 90th day after the filing date and shall use its commercially reasonable efforts to maintain the effectiveness of the Resale Registration Statement for the resale of the Registrable Securities for so long as the Holders hold any of the Registrable Securities or until this Agreement is terminated in accordance with its terms; provided, however, that if such Filing Deadline falls on a Saturday, Sunday, or other day that the SEC is closed for business, the Filing Deadline will be automatically extended to the next business day on which the SEC is open for business. The Company’s obligation to include the Registrable Securities of any Holder in the Resale Registration Statement is contingent upon such Holder’s compliance with its obligations pursuant to the last paragraph of Section 2.4 and is otherwise subject to the limitations set forth herein. Notwithstanding the foregoing, if the Company is a well-known seasoned issuer as defined in Rule 405 under the Securities Act (a “WKSI”), the Company shall not be required to file a new Resale Registration Statement if it already has an effective automatic shelf registration statement on file with the SEC and the Company files a prospectus supplement to such automatic shelf registration statement registering all of the Registrable Securities, within the time required by this Section 2.1(a), and references to the “Resale Registration Statement” in this Agreement shall include such automatic shelf registration statement previously filed or to be filed by the Company, together with a prospectus supplement covering the Registrable Securities. (b) Subject to Section 2.1(c) and compliance with Section 2.8 of the Membership Interest Purchase Agreement, the Holders of a majority of the Registrable Securities shall have the right to require the Company to use commercially reasonable efforts to effect one (1) firm-commitment underwritten secondary offering or “block trade”, “bought deal” or “overnight transaction” pursuant to the Resale Registration Statement (or another registration statement if the Resale Registration Statement is unavailable for any reason at the time of the Underwritten Takedown Request (as defined below)) covering some or all of the Registrable Securities, by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration by such Holders and the intended method of distribution thereof. The request to conduct such a firm commitment underwritten secondary offering or “block trade”, “bought deal” or “overnight transaction” is referred to as the “Underwritten Takedown Request,” such underwritten secondary offering is referred to as the “Underwritten Takedown”, and the Holders making such demand for registration are referred to as the “Initiating Holders.” Any Underwritten Takedown Request must cover at least 33% of the total number of Registrable Securities as of the date of this Agreement. As promptly as practicable, but no later than 5 days after receipt of an Underwritten Takedown Request, the Company shall give written notice of such Underwritten Takedown Request to all Holders of record of Registrable Securities. The Company shall include in the Underwritten Takedown (A) the Registrable Securities of the Initiating Holders and (B) the Registrable Securities of any other Holder that shall have made a written request to the Company within 5 days of receipt of the Company’s notice of such Underwritten Takedown Request. Any such request from the other Holders must specify the maximum number of Registrable Securities intended to be disposed of by such other Holder. The Company shall use its commercially reasonable efforts to effect such Underwritten Takedown. (c) The rights granted in Sections 2.1(a) and 2.1(b) to the Holders are subject to the following limitations:

4 (i) if any registration of Registrable Securities or the Underwritten Takedown would require disclosure of information not otherwise then required by law to be publicly disclosed and, in the good faith judgment of the board of directors of the Company, such disclosure is reasonably likely to adversely affect any material financing, acquisition, corporate reorganization or merger or other material transaction or event involving the Company or otherwise have a material adverse effect on the Company (a “Valid Business Reason”), the Company may postpone or withdraw a filing of any registration statement or prospectus supplement filed pursuant to this Agreement (including the Resale Registration Statement) or the filing of any supplement or post-effective amendment relating thereto, in any case, until such Valid Business Reason no longer exists; provided, that in no event shall the Company avail itself of such right for more than 150 days, in the aggregate, in any period of 365 consecutive days and the Company shall give notice to the Holders of its determination to postpone or withdraw such registration statement or the filing of any related supplement or post-effective amendment and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof; (ii) the Company shall not be obligated to effect more than one (1) Underwritten Takedown under Section 2.1(b) pursuant to this Agreement; (iii) the Company will not be obligated to file a new registration statement in connection with the Underwritten Takedown Request at any time when the Resale Registration Statement covering all Registrable Securities held by the Holders remains effective; provided, that this Section 2.1(c)(iii) shall not otherwise affect the Company’s obligation to effect an Underwritten Takedown Request; (iv) the Company shall not be obligated to effect an Underwritten Takedown under this Section 2.1 during the period starting from the date sixty (60) days prior to the Company’s good faith estimate of the effective date of any registration statement filed in connection with a primary offering of equity securities of the Company or the filing of a final prospectus supplement related to such offering, and ending on the earliest of (i) 90 days after the consummation of such underwritten offering, (ii) withdrawal of such underwritten offering if it has been publicly announced but not commenced or (iii) written notice to the Holders that the Company no longer intends to conduct an underwritten offering; and (v) no Holder shall have any rights pursuant to Section 2.1(a) or Section 2.1(b) with respect to any Registrable Securities that remain subject to transfer restrictions pursuant to Section 2.8(a) of the Membership Interest Purchase Agreement, until and unless such transfer restrictions cease to apply in accordance therewith. If the Company shall have withdrawn or prematurely terminated the Resale Registration Statement filed under Section 2.1(a), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement (or prospectus supplement) covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn or a new prospectus supplement covering the Registrable Securities shall have been filed. If the Company shall give any notice of withdrawal or postponement of a registration statement or the filing of a supplement or post-effective amendment of the Resale Registration Statement pursuant to clause (i) above, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event more than 125 days after the date of the postponement or withdrawal), the Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section 2.1. (d) The Company, subject to Section 2.3 and Section 2.7, may elect to include in any registration statement (or any prospectus supplement covering the Registrable Securities where the Company is a WKSI and has filed an automatic shelf registration statement prior to the date of this Agreement) and offering made pursuant to Section 2.1(a) or 2.1(b) (i) authorized but unissued shares of

5 Common Stock or shares of Common Stock held by the Company as treasury shares and/or (ii) any other shares of Common Stock that are requested to be included in such registration pursuant to the exercise of piggyback rights granted by the Company that are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement (“Additional Piggyback Rights”); provided, however, that such inclusion shall be permitted only to the extent that it is pursuant to and subject to the terms of the underwriting agreement or arrangements entered into by the Participating Holders. (e) A Holder may withdraw its Registrable Securities from the Underwritten Takedown at any time. If all such Holders do so, the Company shall cease all efforts to secure registration and such registration nonetheless shall be deemed the Underwritten Takedown for purposes of this Section 2.1 unless (i) the withdrawal is made following withdrawal or postponement of such registration by the Company pursuant to a Valid Business Reason as contemplated by Section 2.1(c)(i), (ii) the withdrawal is based on the reasonable determination of the Holders that there has been, since the date of the Underwritten Takedown Request, a material adverse change in the business or prospects of the Company or (iii) the Holders have paid or reimbursed the Company for all of the reasonable out-of-pocket fees and expenses incurred by the Company in connection with the withdrawn registration. (f) In connection with the Underwritten Takedown, the Company shall have the right to designate the lead managing underwriter in connection with such offering and each other managing underwriter; provided, that each such underwriter is reasonably satisfactory to the Majority Participating Holders. All Holders proposing to distribute their Registrable Securities through an Underwritten Takedown pursuant to this Section 2.1 shall enter into an underwriting agreement in customary form with the underwriter(s) selected for such Underwritten Takedown. (g) The Resale Registration Statement may only be used in connection with the Underwritten Takedown pursuant to Section 2.1(b) or the exercise of piggyback rights pursuant to Section 2.2; provided, however, that if a Holder is not permitted to sell Registrable Securities under Rule 144 without any limitation or restriction, then such Holder is permitted to use the Resale Registration Statement for the sale of such Registrable Securities. The Plan of Distribution in the Resale Registration Statement shall specifically permit the resale of any Registrable Securities not permitted to be sold pursuant to Rule 144 to be sold pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein, including a distribution to, and resale by, the (direct or indirect) members, partners, stockholders or other equitable holders of any Holder. For the avoidance of doubt, if Rule 144 is available to a Holder for the resale of the Registrable Securities at a particular time, it is the intention of the parties hereto that all sales of Registrable Securities at such time by such Holder should be made pursuant to Rule 144 or another applicable exemption from registration, other than sales pursuant to Section 2.1(b) and Section 2.2. Section 2.2 Piggyback Registrations (a) If, at any time during the term of this Agreement, the Company proposes to register any of its equity securities under the Securities Act pursuant to a firm-commitment underwritten public offering with shares of Common Stock being offered and sold by the Company (other than pursuant to (i) a registration on Form S-4 or Form S-8 or any successor or similar form which is then in effect, (ii) an equity ATM program or equity line of credit or similar equity financing program, (iii) an offering of debt that is convertible into equity securities of the Company, or (iv) the Underwritten Takedown under Section 2.1(b)) on a registration statement on Form S-1 or Form S-3 or an equivalent general registration form then in effect, the Company shall give prompt written notice of its intention to do so to each Holder of record of Registrable Securities. Upon the written request of any such Holder, made within five (5) days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder), the Company, subject to Section 2.2(b), Section 2.3 and Section 2.7, shall use commercially reasonable efforts to cause all such Registrable Securities to be included in the registration statement with the securities that the Company at the time proposes to register

6 to permit the sale or other disposition by such Holders in accordance with the intended method of distribution thereof of the Registrable Securities to be so registered. No registration of Registrable Securities effected under this Section 2.2(a) shall relieve the Company of its obligations to effect the Underwritten Takedown under Section 2.1(b). (b) If, at any time after giving written notice of its intention to register a primary offering of equity securities and prior to the effective date of the registration statement filed in connection with such registration or the filing of a final prospectus supplement related to such offering, the Company shall determine for any reason not to register or to delay registration of such equity securities or not to proceed with the underwritten offering, the Company will give written notice of such determination to each Holder of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, or (ii) in the case of a determination to delay such registration of its equity securities pursuant to Section 2.1(c)(i), shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities. (c) Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement (or prospectus supplement) or underwritten offering pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw. Such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration. Such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made. (d) Notwithstanding anything in this Section 2.2 to the contrary, (i) no Holder shall have any right to include any Registrable Securities in any offering by the Company of Common Stock executed pursuant to any “at the market” program, equity line of credit facility or similar equity financing programs that the Company may have in effect from time to time on or after the date of this Agreement and (ii) no Holder shall have any right to include any in any offering by the Company any Registrable Securities that remain subject to transfer restrictions pursuant to Section 2.8(a) of the Membership Interest Purchase Agreement, until and unless such transfer restrictions cease to apply in accordance therewith. (e) The piggyback rights granted pursuant to this Section 2.2 shall terminate four (4) years after the date hereof. Section 2.3 Priority in Registrations. (a) In connection with the Underwritten Takedown made pursuant to Section 2.1(b), if the lead managing underwriter of such offering (the “Manager”) shall advise the Company that, in its view, the number of securities requested to be included in such registration by the Participating Holders or any other persons, including those shares of Common Stock requested by the Company to be included in such registration, exceeds the largest number (the “Section 2.3(a) Sale Number”) that can be sold in an orderly manner in such offering within a price range acceptable to the Majority Participating Holders, the Company shall use commercially reasonable efforts to include in such registration: (i) first, all Registrable Securities requested to be included in such registration by the Holders thereof; provided, however, that, if the number of such Registrable Securities exceeds the Section 2.3(a) Sale Number, the number of such Registrable Securities (not to exceed the Section 2.3(a) Sale Number) to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration, based on the number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the number of Registrable Securities owned by all Holders requesting inclusion;

7 (ii) second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, any securities that the Company proposes to register, up to the Section 2.3(a) Sale Number; and (iii) third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all holders requesting that securities be included in such registration pursuant to the exercise of Additional Piggyback Rights (“Piggyback Shares”), based on the aggregate number of Piggyback Shares then owned by each holder requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all holders requesting inclusion, up to the Section 2.3(a) Sale Number. If, as a result of the proration provisions of this Section 2.3(a), any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested be included, such Holder may elect to withdraw its request to include Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that (A) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (B) such withdrawal shall be irrevocable and, after making such withdrawal, such Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made. To the extent more than fifty percent (50%) of the aggregate number of Registrable Securities requested be included in the Underwritten Takedown are not able to be included as a result of the proration provisions of this Section 2.3(a) and less than 33% of the total number of Registrable Securities as of the date of this Agreement are included in the offering, then the offering shall not count as an Underwritten Takedown for purposes of Section 2.1(c)(ii). (b) If any registration pursuant to Section 2.2 involves a firm commitment underwritten offering that was proposed by the Company, one or more Holders seeks to exercise piggyback rights with respect to such offering and the Manager shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the “Section 2.3(b) Sale Number”) that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include in such registration: (i) first, all Common Stock that the Company proposes to register for its own account; and (ii) second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all holders requesting that Registrable Securities or Piggyback Shares be included in such registration pursuant to the exercise of piggyback rights pursuant to Section 2.2 of this Agreement or Additional Piggyback Rights, based on the aggregate number of Registrable Securities and Piggyback Shares then owned by each holder requesting inclusion in relation to the aggregate number of Registrable Securities and Piggyback Shares owned by all holders requesting inclusion, up to the Section 2.3(b) Sale Number. Section 2.4 Registration Procedures. Whenever the Company is required by the provisions of this Agreement to use its commercially reasonable efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company, as expeditiously as possible: (a) shall prepare and file with the SEC the requisite registration statement, which shall comply as to form in all material respects with the requirements of the applicable form and shall include all financial statements required by the SEC to be filed therewith, use commercially reasonable efforts to cause such registration statement to become effective, and use commercially reasonable efforts to cause such registration statement to remain effective (i) in the case of a registration on Form S-1 or any successor form

8 thereto, until such time as the registration statement may be replaced by a registration on Form S-3 (or such shorter period which will terminate when all of the Registrable Securities covered by such registration statement have been sold pursuant thereto) but no longer than the date that is five and a half (5.5) years after the date of this Agreement or (ii) in the case of a registration on Form S-3 or any successor form thereto, until the earlier to occur of (A) the date that is five and a half (5.5) years after the date of this Agreement, (B) such time as there are no Registrable Securities remaining outstanding and (C) such time as all Registrable Securities covered by such registration statement have been sold pursuant thereto (provided, however, that before filing the Resale Registration Statement (or any prospectus supplement covering the Registrable Securities where the Company is a WKSI and has filed an automatic shelf registration statement prior to the date of this Agreement) or any prospectus supplement related to the Underwritten Takedown, or any Issuer Free Writing Prospectus related thereto, the Company will furnish to one counsel for the Participating Holders (selected by the Majority Participating Holders) and to the lead managing underwriter copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and the Company shall not file any Resale Registration Statement (or any prospectus supplement covering the Registrable Securities where the Company is a WKSI and has filed an automatic shelf registration statement prior to the date of this Agreement) or any prospectus supplement related to the Underwritten Takedown, or any Issuer Free Writing Prospectus related thereto, to which the Majority Participating Holders or the underwriters shall reasonably object; provided, further, however, that the Company shall not have any obligation to modify any information if the Company expects that so doing would cause the registration statement or amendment thereto, any prospectus or supplement thereto or any Issuer Free Writing Prospectus related thereto, to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading); (b) shall prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as set forth in clause (a) above, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the Participating Holders thereof set forth in such registration statement; (c) shall furnish, without charge, to each Participating Holder and each underwriter of the securities covered by such registration statement such number of copies of such registration statement, each amendment thereto, the prospectus included in such registration statement, each preliminary prospectus and each Issuer Free Writing Prospectus utilized in connection therewith, all in conformity with the requirements of the Securities Act, and such other documents as such Participating Holder and underwriter reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Participating Holder pursuant to the applicable underwritten offering, and shall consent to the use in accordance with all applicable law of each such registration statement, each amendment thereto, each such prospectus, preliminary prospectus or Issuer Free Writing Prospectus by each such Participating Holder and the underwriters in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus; (d) shall use commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions as any Participating Holder or the managing underwriter reasonably shall request, and do any and all other acts and things that may be reasonably necessary or advisable to enable such Participating Holder or underwriter to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required (i) to qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 2.4(d), it would not be required to be so qualified, (ii) to subject itself to taxation in any such jurisdiction, if it is not otherwise so subject or (iii) to consent to general service of process in any such jurisdiction;

9 (e) shall promptly notify each Participating Holder and each managing underwriter: (i) when the Resale Registration Statement or any other registration statement filed pursuant to this Agreement, any applicable pre-effective amendment, any prospectus or any prospectus supplement related thereto, any applicable post-effective amendment thereto or any related Issuer Free Writing Prospectus has been filed and, with respect to the Resale Registration Statement or any other registration statement filed pursuant to this Agreement, or any applicable post-effective amendment thereto, when the same has become effective (provided that no notice is required pursuant to this clause (e)(i) to the extent the information is available on EDGAR); (ii) of any request by the SEC or state securities authority for amendments or supplements to any such registration statements or the applicable prospectus related thereto or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of any such registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in any registration statement filed pursuant to this Agreement, any prospectus related thereto, any document incorporated therein by reference, any Issuer Free Writing Prospectus or the information conveyed to any purchaser at the time of sale to such purchaser containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and (vi) if at any time the representations and warranties contemplated by the underwriting agreement relating to an offering made in accordance with the terms of this Agreement shall cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), the Company, subject to the provisions of Section 2.1(c), promptly shall prepare and file with the SEC, and furnish to each seller and each underwriter a reasonable number of copies of, a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (f) shall comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable after the effective date of any registration statement (or the date of a prospectus supplement covering the Registrable Securities where the Company is a WKSI and has filed an automatic shelf registration statement prior to the date of this Agreement) filed pursuant to this Agreement (and in any event within ninety (90) days after the end of the twelve (12) month period described hereafter), an earnings statement, which need not be audited, covering a period of at least twelve (12) consecutive months beginning with the first day of the Company’s first calendar quarter after the effective date of a registration statement (or the date of a prospectus supplement covering the Registrable Securities where the Company is a WKSI and has filed an automatic shelf registration statement prior to the date of this Agreement) filed pursuant to this Agreement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; (g) shall use reasonable efforts to cause all Registrable Securities covered by any registration statement filed pursuant to this Agreement to be authorized to be listed on a national securities exchange if

10 shares of the particular class of Registrable Securities are at that time, or will be immediately following the offering, listed on such exchange; (h) shall provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by any registration statement filed pursuant to this Agreement not later than the effective date of any such registration statement (or the date of a prospectus supplement covering the Registrable Securities where the Company is a WKSI and has filed an automatic shelf registration statement prior to the date of this Agreement); (i) shall enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Majority Participating Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities pursuant to the applicable underwritten offering (it being understood that the Holders of the Registrable Securities that are to be distributed by any underwriters shall be parties to any such underwriting agreement and may, at their option, require that the Company make to, and for the benefit of, such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters); provided, however, that the Company shall not be required to effect more than one Underwritten Takedown pursuant to the terms of this Agreement; (j) to the extent required by an underwriting agreement shall use commercially reasonable efforts to obtain an opinion from the Company’s counsel and a “comfort” letter from the Company’s independent public accountants in customary form and covering such matters as are customarily covered by such opinions and “comfort” letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the Manager; (k) shall use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any registration statement filed pursuant to this Agreement; (l) shall provide a CUSIP number for all Registrable Securities, not later than the effective date of any registration statement filed pursuant to this Agreement (or the date of a prospectus supplement covering the Registrable Securities where the Company is a WKSI and has filed an automatic shelf registration statement prior to the date of this Agreement); (m) with respect to the Underwritten Takedown, shall make reasonably available its employees and personnel for participation in “road shows” and other marketing efforts and otherwise provide reasonable assistance to the underwriters, taking into account the needs of the Company’s businesses and the requirements of the marketing process, in the marketing of Registrable Securities in any underwritten offering; (n) shall cooperate with the Participating Holders and the managing underwriter to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the Participating Holders at least three Business Days prior to any sale of Registrable Securities (so long as the instructions of the Participating Holders are given on a reasonably timely basis) and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof; provided, however, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System or Deposit/Withdrawal at Custodian service; (o) shall take all such other reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in connection with the applicable underwritten offering;

11 (p) shall not take any direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition thereunder is applicable to the Company, the Company will take such action as is necessary to make any such prohibition inapplicable; (q) shall cooperate with each Participating Holder and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA; and (r) shall take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any underwritten offering pursuant to Section 2.1 or Section 2.2 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company may require as a condition precedent to the Company’s obligations under this Section 2.4 and Sections 2.1 and 2.2 that each Participating Holder as to which any registration or offering is being effected furnish the Company such information in writing regarding such Participating Holder and the distribution of its Registrable Securities as the Company from time to time reasonably may request and each Holder shall execute such documents in connection with such registration or offering as the Company may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of any such registration statement, if applicable, as permitted by Section 2.1(c) of this Agreement; provided, that such information is necessary for the Company to consummate such registration or offering and shall be used only in connection with such registration or offering. Each Participating Holder agrees that upon receipt of any notice from the Company under Section 2.1(c) and/or Section 2.4(e)(v), such Participating Holder will discontinue its disposition of Registrable Securities pursuant to the applicable registration statement covering such Registrable Securities until such Participating Holder’s receipt of the copies of the supplemented or amended prospectus. In the event the Company shall give any such notice, the applicable period set forth in Section 2.4(b) shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each Participating Holder shall have received the copies of the supplemented or amended prospectus. Section 2.5 Automatic Shelf Registration Statements. To the extent the Company is a WKSI at the time the Company files the Resale Registration Statement pursuant to Section 2.1(a), the Company shall file (i) an automatic shelf registration statement that covers the Registrable Securities or (ii) a prospectus supplement covering the Registrable Securities where the Company has filed an automatic shelf registration statement prior to the date of this Agreement. The Company shall use commercially reasonable efforts to remain a WKSI and not become an ineligible issuer (as defined in Rule 405 under the Securities Act) during the period during which such automatic shelf registration statement is required to remain effective. If the Company does not pay the filing fee covering the Registrable Securities at the time the automatic shelf registration statement is filed, the Company shall pay such fee at such time or times as the Registrable Securities are to be sold. If the automatic shelf registration statement covering the Registrable Securities has been outstanding for at least three years, at the end of the third year the Company shall file a new automatic registration statement covering the Registrable Securities. The Company may, at its option, register the Registrable Securities on a registration statement on Form S-3 and, if such form is not available, Form S-1 rather than on a Form S-3ASR so long as it complies with the timing and other requirements of this Agreement. If at any time when the Company is required to re-evaluate its WKSI status, the Company determines that it is not a WKSI, the Company shall use reasonable best efforts to refile the registration statement on Form S-3 and, if such form is not available, Form S-1, and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

12 Notwithstanding anything contained herein to the contrary, the Company shall be entitled to exclude from the automatic shelf registration statement such Registrable Securities as the Company and its securities counsel reasonably determine (in consultation with the Participating Holders and their securities counsel) is reasonably necessary for the offering to qualify as a secondary (rather than a primary) offering pursuant to Rule 415 under the Securities Act in response to comments from the staff of the SEC. To the extent any Registrable Securities are so excluded, the Company agrees to register such excluded shares in accordance with Section 2.1 promptly when eligible to do so under applicable federal securities laws, rules, regulations and policies, as the Company and its securities counsel reasonably determine (in consultation with the Majority Participating Holders and their securities counsel). Section 2.6 Registration Expenses. (a) The Company shall pay all Registration Expenses with respect to (i) (x) the filing of the Resale Registration Statement and (y) the Underwritten Takedown, in each case, whether or not the Resale Registration Statement or, if applicable, any other registration statement associated with the Underwritten Takedown, becomes effective or remains effective for the period contemplated by Section 2.4(a) and (ii) with respect to any registration effected under Section 2.2. (b) Notwithstanding the foregoing, (i) the provisions of this Section 2.6 shall be deemed amended to the extent necessary to cause these expense provisions to comply with “blue sky” laws of each state in which the offering is made, (ii) in connection with any registration hereunder, each Participating Holder shall pay all underwriting discounts and commissions pro rata in accordance with the number of Registrable Securities sold in the offering by such Participating Holder and transfer taxes, if any, attributable to the sale of such Participating Holder’s Registrable Securities, (iii) in connection with each registration pursuant to Section 2.1 or Section 2.2, the Participating Holder(s) shall pay all fees and disbursements of counsel for any holder of Registrable Securities, other than as provided under “Registration Expenses” and (iv) the Company shall, in the case of all registrations under this Article II, be responsible for all its internal expenses. Section 2.7 Underwriting Agreement. (a) If requested by the underwriters for any underwritten offering by the Holders pursuant to the Underwritten Takedown, the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall be satisfactory in form and substance to the Majority Participating Holders and the Company and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a Participating Holder for inclusion in the registration statement. (b) In the case of a registration pursuant to Section 2.2, if the Company shall have determined to enter into an underwriting agreement in connection therewith, any Registrable Securities to be included in such registration shall be subject to such underwriting agreement. (c) In the case of any Underwritten Takedown, or, in the case of a registration under Section 2.2, if the Company has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such registration shall be subject to an underwriting agreement and no Person may participate in such registration unless such Person agrees to sell such Person’s securities on the basis provided therein and, subject to the provisions of this Section 2.7, completes and executes all reasonable questionnaires, and other documents, including custody agreements and powers of attorney, that must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be necessary to register such Person’s securities.

13 Section 2.8 Holdback Agreements. (a) Each Participating Holder agrees, to the extent requested in writing by a managing underwriter of the Underwritten Takedown, not to sell, transfer, pledge, contract to sell, grant any option to purchase, or otherwise dispose of, indirectly or directly, including any sale pursuant to Rule 144 under the Securities Act, any Common Stock, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company other than as part of such underwritten public offering during the time period reasonably requested by the managing underwriter, not to exceed ninety (90) days. Section 2.9 No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement. Section 2.10 Indemnification. (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to this Article II, the Company will, and hereby agrees to, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, fiduciaries, employees, agents, Affiliates, consultants, representatives, general and limited partners, stockholders, successors, assigns (and the directors, officers, employees and stockholders thereof), and each other Person, if any, who controls such Holder within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “Losses”), insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact necessary to be stated or necessary in order to make the statements, in light of the circumstances under which they were made, not misleading, in any registration statement under which such securities were registered under the Securities Act, or amendment thereof or supplement thereto, or in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any Issuer Free Writing Prospectus utilized in connection therewith, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Loss as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Loss arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus or Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any indemnified party specifically for use therein that has not been corrected in a subsequent writing at least one business day prior to the sale of Registrable Securities to the person assessing such claim. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder. (b) Each Holder whose Registrable Securities are included in the securities as to which any registration under Section 2.1 or Section 2.2 is being effected shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.10), to the fullest extent permitted by law, the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their respective directors, officers, fiduciaries, employees, agents, Affiliates, consultants, representatives, general and limited partners, stockholders, successors, assigns and respective controlling Persons from and

14 against any Loss with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus utilized in connection therewith, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Loss as such expenses are incurred; provided, however, that the aggregate amount that any such Holder shall be required to pay pursuant to this Section 2.10 (including pursuant to paragraphs (c) and (d) below) shall in no case be greater than the amount of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder. (c) Any Person entitled to indemnification under this Agreement promptly shall notify the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.10, but the failure of any such Person to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.10, except to the extent the indemnifying party is materially prejudiced thereby, and shall not relieve the indemnifying party from any liability that it may have to any such Person otherwise than under this Article II. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take commercially reasonable steps necessary to defend diligently the action or proceeding within twenty (20) days after receiving notice from such indemnified party, (ii) if such indemnified party who is a defendant in any action or proceeding that is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party that are not available to the indemnifying party or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties that are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. Without the written consent of the indemnified party, which consent shall not be unreasonably withheld, no indemnifying party shall effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder, whether or not the indemnified party is an actual or potential party to such action or claim, unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

15 (d) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Section 2.10(a), (b) or (c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.10(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.10(d). The amount paid or payable in respect of any Loss shall be deemed to include any legal or other third party expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Loss. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.10(d) to the contrary, no indemnifying party other than the Company shall be required pursuant to this Section 2.10(d) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Losses of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Section 2.10(b) and Section 2.10(c). (e) The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party. (f) The indemnification and contribution required by this Section 2.10 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred. ARTICLE III GENERAL Section 3.1 Rule 144. The Company covenants that (a) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act or, if it is not required to file such reports, upon the request of any Holder it shall make publicly available other information so long as necessary to permit sales of such Registrable Securities in compliance with Rule 144 under the Securities Act and (b) it will take such further action as any Holder reasonably may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the reasonable request of any Holder in connection with the sale by such Holder of Registrable Securities without registration, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

16 Section 3.2 Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders pursuant to this Agreement or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders contemplated by this Agreement; provided, that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership. Section 3.3 No Inconsistent Agreements. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound. Without the prior written consent of Holders of a majority of the then outstanding Registrable Securities, which consent shall not be unreasonably withheld, the Company will not enter into any agreement with respect to its securities that is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period following the registered offering. ARTICLE IV MISCELLANEOUS Section 4.1 Amendment and Waiver. (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the Company and the Holders holding a majority of the then outstanding Registrable Securities or, in the case of a waiver, by the party or parties against whom the waiver is to be effective, in an instrument specifically designated as an amendment or waiver hereto; provided, however, that waiver by the Holders shall require the consent of the Holders holding a majority of the then outstanding Registrable Securities. (b) No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. The failure of the Company to cause the Resale Registration Statement to become effective and to remain effective as provided herein shall not convey to the Holder(s) any rights to the recovery of monetary and/or liquidated damages.

17 Section 4.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile, upon written confirmation of receipt by facsimile, e-mail or otherwise, (b) on the first (1st) Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or on the fifth (5th) Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice: (i) if to any Holder, to the address or email address set forth for such Holder on the signature page hereof (or if such Holder is a permitted assignee pursuant to Section 4.8, set forth in the written notice delivered in connection with such assignment); and (ii) if to the Company, to: Celsius Holdings, Inc. 2424 N Federal Highway, Suite 208 Boca Raton, FL 33431 Attention: Chief Financial Officer and General Counsel Email: With a copy to (which will not constitute notice): Freshfields US LLP 3 World Trade Center 175 Greenwich Street, 51st Floor New York, NY 10007 Attention: Ethan Klingsberg; Sanjay Murti Email: ethan.klingsberg@freshfields.com; sanjay.murti@freshfields.com or such other address as the Company or the Holder shall have specified to the other party in writing in accordance with this Section 4.2. Section 4.3 Interpretation. When a reference is made in this Agreement to a Section or Article, such reference shall be to a Section or Article of this Agreement unless otherwise indicated. The headings contained in this Agreement are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. Each of the parties hereto acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived. Section 4.4 Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof and thereof. Section 4.5 No Third-Party Beneficiaries. Except as provided in Section 2.10, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.

18 Section 4.6 Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware. Section 4.7 Submission to Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any other party or its successors or assigns shall be brought and determined in any Delaware State or federal court, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Section 4.8 Assignment; Successors. This Agreement may not be assigned by operation of law or otherwise by any party hereto without the prior written consent of the Company and the Holders holding a majority of the then outstanding Registrable Securities; provided, that the rights under this Agreement may be assigned in whole or in part (but only with all related obligations), without the requirement for written consent, by a Holder to a transferee of Registrable Securities that is a controlled Affiliate of such Holder and by each of MC and TS only, to their respective legal representatives, heirs or beneficiaries that acquire Registrable Securities by will, other testamentary document or intestate succession in compliance with Sections 2.7 and 2.9 of the Membership Interest Purchase Agreement; provided, however, that no such assignment shall be effective until and unless (a) the Company is promptly furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (b) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement; provided further, however, that with respect to transferees that are a controlled Affiliate, upon such transferee ceasing to be a controlled Affiliate, such transferee shall promptly transfer its rights and obligations hereunder in respect of any Registrable Securities held by it back to the Holder that transferred such Registrable Securities. This Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns. Any attempted assignment or transfer in violation of this Agreement shall be null and void ab initio. This Section 4.8 is subject to Sections 2.7 and 2.9 of the Membership Interest Purchase Agreement. Section 4.9 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Delaware State or federal court, this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereby

19 further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief. Section 4.10 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein. Section 4.11 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 4.12 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Section 4.13 Facsimile or .pdf Signature. This Agreement may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes. Section 4.14 Time of Essence. Time is of the essence with regard to all dates and time periods set forth or referred to in this Agreement. Section 4.15 Term. Except as specifically otherwise provided herein, the provisions of this Agreement shall terminate upon the earliest to occur of the following: (i) no Registrable Securities remain outstanding; (ii) all of the Registrable Securities have been transferred, sold, or otherwise disposed of pursuant to the Resale Registration Statement or other registration statement or pursuant to the provisions of Rule 144 promulgated under the Securities Act (or any successor provision) or another applicable exemption from registration; or (iii) the date that is five and a half (5.5) years following the date hereof. (signature page follows)

[Signature Page to Registration Rights Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written. CELSIUS HOLDINGS, INC. By: /s/ Jarrod Langhans Name: Jarrod Langhans Title: Chief Financial Officer ALANI HOLDINGS, LLC By: /s/ Max Clemons Name: Max Clemons Title: Authorized Signatory Address: Email: With a copy which shall not constitute notice to: Greenberg Traurig, P.A. 401 E. Las Olas Blvd., Suite 2000 Fort Lauderdale, FL 33301 Attention: Mathew Hoffman Email: hoffmanma@gtlaw.com

[Signature Page to Registration Rights Agreement] MAX CLEMONS /s/ Max Clemons Address: Email: With a copy which shall not constitute notice to: Greenberg Traurig, P.A. 401 E. Las Olas Blvd., Suite 2000 Fort Lauderdale, FL 33301 Attention: Mathew Hoffman Email: hoffmanma@gtlaw.com TREY STEIGER /s/ Trey Steiger Address: Email: With a copy which shall not constitute notice to: Greenberg Traurig, P.A. 401 E. Las Olas Blvd., Suite 2000 Fort Lauderdale, FL 33301 Attention: Mathew Hoffman Email: hoffmanma@gtlaw.com